UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On December 20, 2022, FactSet Research Systems Inc. ("FactSet" or the "Company") issued a press release announcing its results for the three months ended November 30, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished pursuant to this Item 2.02 (Results of Operations and Financial Condition), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1 to this Report contains certain financial measures that are considered non-GAAP financial measures as defined in the rules issued by the Securities and Exchange Commission (the "Commission"). Exhibit 99.1 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding FactSet’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which the Company’s management uses the non-GAAP financial measures.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) On December 15, 2022, FactSet held its 2022 Annual Meeting of Stockholders (the "Meeting").
(b) The nine proposals described below were submitted to the Company's stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are also set forth below.
Proposal 1: To elect three members to FactSet's Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
James J. McGonigle	30,345,041	1,715,756	41,705	1,891,939
F. Philip Snow	31,738,191	323,904	40,407	1,891,939
Maria Teresa Tejada	31,999,948	62,997	39,557	1,891,939
The three nominees were elected to FactSet's Board of Directors and will serve as directors until the Company's 2025 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors of the Company whose terms of office continued after the Meeting are Robin A. Abrams, Siew Kai Choy, Malcolm Frank, Lee Shavel, and Laurie Siegel.

Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet's independent registered public accounting firm for the fiscal year ending August 31, 2023.

For	33,831,678
Against	140,155
Abstain	22,608
The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, on a non-binding advisory basis, the fiscal 2022 compensation of the Company's named executive officers.

For	30,722,625
Against	1,251,144
Abstain	128,733
Broker Non-Votes	1,891,939
The fiscal 2022 compensation of FactSet's named executive officers was approved by a non-binding advisory vote.

Proposal 4: To approve an amendment to the Certificate of Incorporation to declassify the Board of Directors, including procedures relating to Board composition.

For	31,696,142
Against	378,946
Abstain	27,414
Broker Non-Votes	1,891,939
The proposal was approved.

Proposal 5: To approve an amendment to the Certificate of Incorporation to remove certain business combination restrictions.

For	32,031,848
Against	22,180
Abstain	48,474
Broker Non-Votes	1,891,939
The proposal was approved.

Proposal 6: To approve an amendment to the Certificate of Incorporation to add a Delaware forum selection provision.

For	28,796,432
Against	3,257,389
Abstain	48,681
Broker Non-Votes	1,891,939
The proposal was approved.

Proposal 7: To approve an amendment to the Certificate of Incorporation to add a federal forum selection provision.

For	28,785,228
Against	3,268,774
Abstain	48,500
Broker Non-Votes	1,891,939
The proposal was approved.

Proposal 8: To approve an amendment to the Certificate of Incorporation to remove a creditor compromise provision.

For	32,034,697
Against	15,132
Abstain	52,673
Broker Non-Votes	1,891,939
The proposal was approved.

Proposal 9: To approve an amendment and restatement of the Certificate of Incorporation to clarify, streamline and modernize the Certificate of Incorporation.

For	32,037,566
Against	16,579
Abstain	48,357
Broker Non-Votes	1,891,939
The proposal was approved.

Item 7.01 Regulation FD Disclosure

FactSet hereby furnishes the presentation (the "Investor Presentation") that the Company intends to use from time to time on or after December 20, 2022. FactSet may use the Investor Presentation with investors, analysts, lenders, creditors, insurers, vendors, clients, employees and others. The Investor Presentation is furnished herewith as Exhibit 99.2 and also will be made available on the Company's website at factset.com.

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company's filings with the Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation is current as of the date of this Current Report on Form 8-K. To the extent that estimates, targets or other forward-looking statements are included in the Investor Presentation, the Company specifically disclaims any duty or obligation to publicly update or revise such information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of FactSet Research Systems Inc., dated December 20, 2022, announcing its results for the three months ended November 30, 2022
99.2	Investor Presentation of FactSet Research Systems Inc. dated December 20, 2022
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

December 20, 2022	By:	/s/ LINDA S. HUBER
Linda S. Huber Executive Vice President, Chief Financial Officer (Principal Financial Officer)